                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Voxware, Inc.
Lawrenceville, NJ


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated September 14, 2005 relating to the consolidated financial statements of Voxware, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005.


                                                       /s/ BDO Seidman, LLP


Philadelphia, Pennsylvania
June 27, 2006